EXHIBIT 10.1
                                                                    ------------


PLEASE PRINT:

         NAME OF SUBSCRIBER: ____________________________________

         SUBSCRIPTION AMOUNT: __________ UNITS

         PRICE PER UNIT: $3.40

         AGGREGATE PURCHASE PRICE:  $________________


                             SUBSCRIPTION AGREEMENT
                             ----------------------

         This Subscription Agreement (this "Agreement") is being delivered to you in connection with your investment in RedRoller Holdings, Inc., a Delaware corporation (f/k/a Aslahan Enterprises Ltd.) whose shares of common stock, par value $0.001 per share (the "Common Stock"), are currently quoted on the NASD's Over The Counter Bulletin Board under the symbol "_______" ("Pubco"), a wholly-owned subsidiary of which will acquire by merger (the "Merger") all of the issued and outstanding capital stock and the business of RedRoller, Inc., a Delaware corporation ("RedRoller"). Pubco is conducting a private placement (the "Offering") of units (the "Units"), at a purchase price of $3.40 per Unit. Each Unit shall consist of (i) four shares (the "Shares") of Common Stock and (ii) a warrant to purchase one share of Common Stock (a "Warrant"). Each Warrant shall be at a price of $1.70 per share for 60 months after the closing of the Merger.

         Prior to the closing of the Offering, Pubco intends to reincorporate itself as a Delaware corporation (the "Reincorporation"), change its name to RedRoller Holdings, Inc. and apply for a corresponding change to its OTC trading symbol.

         All funds received in the Offering prior to the Closing (as defined below) shall be held in escrow by U.S. Bank N.A. (the "Escrow Agent") and, upon fulfillment of the other conditions precedent set forth herein, shall be released from escrow and delivered to Pubco, at which time certificates for the shares of Common Stock and the Warrants underlying the Units subscribed for shall be delivered, subject to Section 6 hereof and as further described below, to you.

1.  SUBSCRIPTION AND PURCHASE PRICE

         (a) Subscription. Subject to the conditions set forth in Section 2 hereof, the undersigned hereby subscribes for and agrees to purchase the number of Units indicated above on the terms and conditions described herein. The minimum number of Units that may be purchased is 29,412. Subscriptions for lesser amounts may be accepted at the discretion of Pubco.

         (b) Purchase of Units. The undersigned understands and acknowledges that the purchase price to be remitted to Pubco in exchange for the Units shall be $3.40 per Unit, for an aggregate purchase price as set forth on Page 8 hereof (the "Aggregate Purchase Price"). The undersigned's delivery of this Agreement to Pubco shall be accompanied by payment, to the Escrow Agent, of the Aggregate Purchase Price, payable in United States dollars, by wire transfer of immediately available funds. The undersigned understands and agrees that, subject to Section 2 hereof and applicable laws, by executing this Agreement, he, she or it is entering into a binding agreement.

2.  ACCEPTANCE, OFFERING TERM AND CLOSING PROCEDURES

         (a) Acceptance or Rejection. The obligation of the undersigned to purchase the Units shall, subject to the investor accreditation process, applicable securities laws and the closing conditions contained in Section 6 hereof, be irrevocable and the undersigned shall be legally bound to purchase the Units subject to the terms set forth in this Agreement. The undersigned understands and agrees that Pubco reserves the right to reject this subscription for Units in whole or in part in any order at any time prior to the Closing if, in its reasonable judgment, it deems such action to be in the best interest of Pubco, notwithstanding the undersigned's prior receipt of notice of acceptance of the undersigned's subscription. In the event of rejection of this subscription by Pubco in accordance with this Section 2, or the sale of the Units is not consummated by Pubco for any reason, this Agreement and any other agreement entered into between the undersigned and Pubco relating to the undersigned's subscription for Units shall thereafter have no force or effect, and Pubco shall promptly return or cause to be returned to the undersigned the Aggregate Purchase Price remitted to the Escrow Agent, without interest thereon or deduction therefrom.

         (b) Closing/Offering Term. The subscription period for the Offering will begin as of [October 17, 2007]. The closing of the Offering (the "Closing") will occur upon the later of: (i) receipt of acceptable subscriptions equal to $6,000,000 (or 1,764,706 Units) or (ii) the closing of the Merger. The Offering will terminate on October 31, 2007, unless extended without notice by Pubco and the placement agent (the "Placement Agent") for the Offering for no more than two 30 day periods thereafter. If Pubco elects to extend the Offering period beyond October 31, 2007 and subscriptions for at least 1,764,706 Units have not been received and accepted by Pubco or the closing of the Merger has not occurred by such date, Pubco shall provide all prospective subscribers notice of its intention to so extend the offer and provide such subscribers with the opportunity to have all of such subscriber's funds on deposit with the Escrow Agent returned, without interest or deduction.

3.  INVESTOR'S REPRESENTATIONS AND WARRANTIES

         The undersigned hereby acknowledges, agrees with and represents and warrants to Pubco, as follows:

         (a) The undersigned has full power and authority to enter into and deliver this Agreement and to perform the obligations hereunder, and the execution, delivery and performance of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

         (b) The undersigned acknowledges his, her or its understanding that the offering and sale of the Shares and Warrants comprising the Units (the "Underlying Securities") is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder ("Regulation D"). In furtherance thereof, the undersigned represents and warrants to Pubco as follows:

                  (i) The undersigned realizes that the basis for the exemption from registration may not be available if, notwithstanding the undersigned's representations contained herein, the undersigned is merely acquiring the Underlying Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The undersigned does not have any such intention.

                  (ii) The undersigned is acquiring the Underlying Securities solely for the undersigned's own beneficial account, for investment purposes, and not with view to, or resale in connection with, any distribution of the Underlying Securities.

                  (iii) The undersigned has the financial ability to bear the economic risk of his, her or its investment, has adequate means for providing for its current needs and contingencies, and has no need for liquidity with respect to the investment in Pubco.

                  (iv) The undersigned and the undersigned's attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, "Advisors"), have received, carefully reviewed and understand the information contained in the Confidential Private Placement Memorandum, dated October 17, 2007, together with all appendices and exhibits thereto (as such documents may be amended or supplemented, the "Memorandum"), relating to the Offering.

                  (v) The undersigned (together with his, her or its Advisors, if any) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Units. If other than an individual, the undersigned also represents it has not been organized solely for the purpose of acquiring the Units.

         (c) The information in the Confidential Investor Questionnaire attached hereto as Exhibit A and completed and executed by the undersigned is true and accurate in all respects, and the undersigned is an "accredited investor," as that term is defined in Rule 501(a) of Regulation D.

         (d) The undersigned is not relying on Pubco or its affiliates or agents with respect to economic considerations involved in this investment. The undersigned has relied on the advice of, or has consulted with, only his, her or its Advisors. Each Advisor, if any, is capable of evaluating the merits and risks of an investment in the Units as such are described in the Memorandum, and each Advisor, if any, has disclosed to the undersigned in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between the Advisor and the Placement Agent or any affiliate or sub-agent thereof.

         (e) The undersigned represents, warrants and agrees that he, she or it will not sell or otherwise transfer the Underlying Securities without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the undersigned must bear the economic risk of his, her or its purchase because, among other reasons, the Underlying Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the undersigned is aware that the Underlying Securities are "restricted securities," as such term is defined in Rule 144 promulgated under the Securities Act ("Rule 144"), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The undersigned also understands that, except as otherwise provided in Section 4 hereof, Pubco is under no obligation to register the Underlying Securities on his, her or its behalf or to assist them in complying with any exemption from registration under the Securities Act or applicable state securities laws. The undersigned understands that any sales or transfers of the Underlying Securities are further restricted by state securities laws and the provisions of this Agreement.

         (f) The undersigned understands and agrees that the certificates for the Underlying Securities shall bear substantially the following legend until
(i) the Shares shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for Pubco, the Shares may be sold without registration under the Securities Act, as well as any applicable "blue sky" or state securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY

APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

         (g) No representations or warranties have been made to the undersigned by Pubco or RedRoller, or any of their respective officers, employees, agents, sub-agents, affiliates or subsidiaries, other than any representations of Pubco or RedRoller contained in the Memorandum, and in subscribing for the Units the undersigned is not relying upon any representations other than those contained in the Memorandum.

         (h) The undersigned understands and acknowledges that his, her or its purchase of the Units is a speculative investment that involves a high degree of risk and the potential loss of the undersigned's entire investment and has carefully read and considered the matters set forth in the Memorandum, in particular the matters discussed in the Section contained therein entitled "RISK FACTORS," and, in particular, acknowledges that Pubco has a limited operating history and, subsequent to the Merger, will be engaged in a highly-competitive business sector.

         (i) The undersigned's overall commitment to investments that are not readily marketable is not disproportionate to the undersigned's net worth, and an investment in the Units will not cause such overall commitment to become excessive.

         (j) Neither the U.S. Securities and Exchange Commission (the "SEC") nor any state securities commission has approved the Underlying Securities or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Memorandum. The Memorandum has not been reviewed by any federal, state or other regulatory authority. Any representation to the contrary is a crime.

         (k) The undersigned and his, her or its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of Pubco and RedRoller concerning the offering of the Units and the business, financial condition, results of operations and prospects of Pubco and RedRoller, and all such questions have been answered to the full satisfaction of the undersigned and his, her or its Advisors, if any.

         (l) The undersigned is unaware of, is in no way relying on, and did not become aware of the offering of the Units through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or electronic mail over the Internet, in connection with the offering and sale of the Units and is not subscribing for Units and did not become aware of the offering of the Units through or as a result of any seminar or meeting to which the undersigned was invited by, or any solicitation of a subscription by, a person not previously known to the undersigned in connection with investments in securities generally.

         (m) The undersigned has taken no action which would give rise to any claim by any person for brokerage commissions, finders, fees or the like relating to this Agreement or the transactions contemplated hereby (other than commissions to be paid by Pubco and RedRoller to the Placement Agent, its sub-agents or as otherwise described in the Memorandum).

         (n) The undersigned is not relying on Pubco, RedRoller, the Placement Agent, or any of their respective employees, agents or sub-agents with respect to the legal, tax, economic and related considerations of an investment in the Units, and the undersigned has relied on the advice of, or has consulted with, only his, her or its own Advisors.

         (o) The undersigned acknowledges that any estimates or forward-looking statements or projections included in the Memorandum were prepared by the future management of Pubco in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by Pubco, RedRoller or their respective management and should not be relied upon.

         (p) No oral or written representations have been made, or oral or written information furnished, to the undersigned or his, her or its Advisors, if any, in connection with the offering of the Units which are in any way inconsistent with the information contained in the Memorandum.

         (q) The undersigned's substantive relationship with the Placement Agent or sub-agents through which the undersigned is subscribing for Units predates the Placement Agent's or such sub-agents' contact with the undersigned regarding an investment in the Units.

         (r) (For ERISA plans only) The fiduciary of the ERISA plan (the "Plan") represents that such fiduciary has been informed of and understands Pubco's investment objectives, policies and strategies, and that the decision to invest "plan assets" (as such term is defined in ERISA) in Pubco is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The subscriber or Plan fiduciary (a) is responsible for the decision to invest in Pubco; (b) is independent of Pubco and any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of Pubco or any of its affiliates or its agents.

4.  REGISTRATION RIGHTS

         The undersigned shall have registration rights with respect to the Shares issued and held of record by the undersigned and the shares of Common Stock underlying the Warrants, as set forth in greater detail in the Registration Rights Agreement (the "Registration Rights Agreement") attached hereto as Exhibit B.

5.  INSIDER TRADING PROHIBITION; INDEMNITY; ESCROW RELEASE

         (a) Until the filing by Pubco of a current report on Form 8-K with the SEC describing the Merger and the Offering, the undersigned hereby agrees to (i) refrain from (A) engaging in any transactions with respect to the capital stock of Pubco or securities exercisable or convertible into or exchangeable for any shares of capital stock of Pubco, and (B) entering into any transaction which would have the same effect, or entering into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the capital stock of Pubco and (ii) indemnify and hold harmless Pubco, the Placement Agent, and their respective officers and directors, employees, agents, sub-agents and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any violation of this Section 5 by the undersigned.

         (b) The undersigned agrees to indemnify and hold harmless Pubco, the Placement Agent, the Escrow Agent and their respective officers and directors, employees, agents, sub-agents and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty by the undersigned, or the undersigned's breach of, or failure to comply with, any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to Pubco, the Placement Agent, the Escrow Agent and their respective officers and directors, employees, agents, sub-agents and affiliates and each other person, if any, who controls any of the foregoing in connection with the Offering.

         (c) The subscriber acknowledges that the Placement Agent may act on behalf of the subscribers, solely for the sake of convenience, in connection with confirmation to the Escrow Agent that the Closing has occurred and thereby direct the Escrow Agent to disburse the subscription funds held in escrow to Pubco at such time.

6.  CONDITIONS TO ACCEPTANCE OF SUBSCRIPTION

         Pubco's right to accept the subscription of the undersigned is conditioned upon satisfaction of the following conditions precedent on or before the date Pubco accepts such subscription (any or all of which may be waived by the undersigned in his, her or its sole discretion):

         (a) On the date of the Closing, no legal action, suit or proceeding shall be pending which seeks to restrain or prohibit the transactions contemplated by this Agreement.

         (b) The closing of the Merger shall occur concurrently with or prior to the acceptance of this subscription.

7.  NOTICES TO SUBSCRIBERS

         (a) THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         (b) THE UNDERLYING SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUBSCRIBERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         (c) THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS OFFERING HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF THE SECURITIES IS EXEMPT FROM QUALIFICATION BY
SECTION 25000, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS

CODE. THE RIGHTS OF ALL PARTIES ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

8.  MISCELLANEOUS PROVISIONS

         (a) Confidential Information. The subscriber agrees that no portion of the Confidential Information (as defined below) shall be disclosed to third parties, except as may be required by law, without the prior express written consent of Pubco; PROVIDED, HOWEVER, that the subscriber may share such information with such of its officers and professional advisors as may need to know such information to assist the subscriber in its evaluation thereof on the condition that such parties agree to be bound by the terms hereof. "Confidential Information" means the existence and terms of this Agreement, the transactions contemplated hereby, and the disclosures and other information contained herein or in the Memorandum, excluding any disclosures or other information that are publicly available.

         (b) Modification. Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

         (b) Survival. The undersigned's representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement and the delivery of the Underlying Securities.

         (c) Notices. Any party may send any notice, request, demand, claim or other communication hereunder to the undersigned at the address set forth on the signature page of this Agreement or to Pubco at the address set forth above using any means (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

         (d) Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the undersigned is more than one person or entity, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and his or its heirs, executors, administrators, successors, legal representatives and permitted assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them, as to the subject matter hereof.

         (e) Assignability. This Agreement is not transferable or assignable by the undersigned.

         (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

         (g) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (h) Further Assurances. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any governmental authority or any other person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

         (i) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.



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

                     ALL SUBSCRIBERS MUST COMPLETE THIS PAGE
                     ---------------------------------------

      IN WITNESS WHEREOF, the undersigned has executed this Agreement on the ___ day of ____________ 2007.


____________________      x $3.40 for each Unit      = $_______________________
Units subscribed for                                    Aggregate Purchase Price


Manner in which title is to be held (please check one):

1. __  Individual                        7.  __  Trust/Estate/Pension or Profit
                                                 sharing Plan Date Opened:______
2. __  Joint Tenants with Right of       8.  __  As a Custodian for
       Survivorship                              _______________________________
                                                 Under the Uniform Gift to
                                                 Minors Act of the State of
                                                 _______________________________
3. __  Community Property                9.  __  Married with Separate Property
4. __  Tenants in Common                 10. __  Keogh
5. __  Corporation/Partnership/Limited   11. __  Tenants by the Entirety
       Liability Company
6. __  IRA


            IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
                  INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE 10.
              SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 11.

                          EXECUTION BY NATURAL PERSONS
                          ----------------------------


                     ---------------------------------------
                     Exact Name in Which Title is to be Held


---------------------------------            --------------------------------
Name (Please Print)                          Name of Additional Purchaser

---------------------------------            --------------------------------
Residence: Number and Street                 Address of Additional Purchaser

---------------------------------            --------------------------------
City, State and Zip Code                     City, State and Zip Code

---------------------------------            --------------------------------
Social Security Number                       Social Security Number

---------------------------------            --------------------------------
Telephone Number                             Telephone Number

---------------------------------            --------------------------------
Fax Number (if available)                    Fax Number (if available)

---------------------------------            --------------------------------
E-Mail (if available)                        E-Mail (if available)

---------------------------------            --------------------------------
(Signature)                                  (Signature of Additional Purchaser)


ACCEPTED this __ day of _________ 2007, on behalf of Pubco.


                                                By:
                                                    ---------------------------
                                                    Name:
                                                    Title:

                   EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY
                   ------------------------------------------
                  (Corporation, Partnership, LLC, Trust, Etc.)

                  --------------------------------------------
                          Name of Entity (Please Print)


Date of Incorporation or Organization: _______________________________________

State of Principal Office: ___________________________________________________

Federal Taxpayer Identification Number:  _____________________________________


--------------------------------------------
Office Address

--------------------------------------------
City, State and Zip Code

--------------------------------------------
Telephone Number

--------------------------------------------
Fax Number (if available)

--------------------------------------------
E-Mail (if available)


By: _________________________
    Name:
    Title:

ACCEPTED this ___ day of _________ 2007, on behalf of Pubco.


                                         By: ____________________________
                                             Name:
                                             Title: